NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME/(LOSS)

(Unaudited)

For the Years Ended December 31,	2007	2006	2005
	(Thousands of Dollars, except share information)

Operating Revenues	$ 5,822,226	$ 6,877,687	$ 7,346,226

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	3,350,673	4,630,798	5,528,600
Other	961,129	1,113,032	1,003,776
Restructuring and impairment charges	156	8,502	36,103
Maintenance	211,589	193,706	178,225
Depreciation	265,297	240,559	224,815
Amortization	40,674	16,292	202,949
Amortization of rate reduction bonds	201,039	188,247	176,356
Taxes other than income taxes	252,188	250,580	247,555
Total operating expenses	5,282,745	6,641,716	7,598,379
Operating Income/(Loss)	539,481	235,971	(252,153)

Interest Expense:
Interest on long-term debt	162,841	141,579	131,870
Interest on rate reduction bonds	61,580	74,242	87,439
Other interest	15,824	22,375	19,276
Interest expense, net	240,245	238,196	238,585
Other Income, Net	61,639	64,394	54,532
Income/(Loss) from Continuing Operations Before
Income Tax Expense/(Benefit)	360,875	62,169	(436,206)
Income Tax Expense/(Benefit)	109,420	(76,326)	(184,862)
Income/(Loss) from Continuing Operations Before
Preferred Dividends of Subsidiary	251,455	138,495	(251,344)
Preferred Dividends of Subsidiary	5,559	5,559	5,559
Income/(Loss) from Continuing Operations	245,896	132,936	(256,903)
Discontinued Operations:
Income from Discontinued Operations	435	31,321	11,720
Gains/(Losses) from Sale/Disposition of Discontinued Operations	2,054	504,314	(1,123)
Income Tax Expense	1,902	197,993	6,177
Income from Discontinued Operations	587	337,642	4,420
Income/(Loss) Before Cumulative Effect of Accounting Change, Net of Tax Benefit	246,483	470,578	(252,483)
Cumulative Effect of Accounting Change, Net of Tax Benefit of $689	-	-	(1,005)
Net Income/(Loss)	$ 246,483	$ 470,578	$ (253,488)

Basic Earnings/(Loss) Per Common Share:
Income/(Loss) from Continuing Operations	$ 1.59	$ 0.86	$ (1.95)
Income from Discontinued Operations	-	2.20	0.03
Cumulative Effect of Accounting Change, Net of Tax Benefit	-	-	(0.01)
Basic Earnings/(Loss) Per Common Share	$ 1.59	$ 3.06	$ (1.93)

Fully Diluted Earnings/(Loss) Per Common Share:
Income/(Loss) from Continuing Operations	$ 1.59	$ 0.86	$ (1.95)
Income from Discontinued Operations	-	2.19	0.03
Cumulative Effect of Accounting Change, Net of Tax Benefit	-	-	(0.01)
Fully Diluted Earnings/(Loss) Per Common Share	$ 1.59	$ 3.05	$ (1.93)

Basic Common Shares Outstanding (weighted average)	154,759,727	153,767,527	131,638,953
Fully Diluted Common Shares Outstanding (weighted average)	155,304,361	154,146,669	131,638,953

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

For the Three Months Ended December 31,	2007	2006
	(Thousands of Dollars, except share information)

Operating Revenues	$ 1,275,959	$ 1,483,435

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	594,151	932,203
Other	280,635	297,457
Restructuring and impairment charges	-	(2,130)
Maintenance	51,908	50,221
Depreciation	76,330	60,837
Amortization	20,879	(32,463)
Amortization of rate reduction bonds	49,723	46,411
Taxes other than income taxes	58,753	57,534
Total operating expenses	1,132,379	1,410,070
Operating Income	143,580	73,365

Interest Expense:
Interest on long-term debt	44,688	36,310
Interest on rate reduction bonds	14,280	17,182
Other interest	652	4,133
Interest expense, net	59,620	57,625
Other Income, Net	24,963	25,948
Income from Continuing Operations Before
Income Tax Expense	108,923	41,688
Income Tax Expense	34,238	6,755
Income from Continuing Operations Before
Preferred Dividends of Subsidiary	74,685	34,933
Preferred Dividends of Subsidiary	1,390	1,390
Income from Continuing Operations	73,295	33,543
Discontinued Operations:
Income/(Loss) from Discontinued Operations	171	(16,688)
Gains from Sale/Disposition of Discontinued Operations	127	510,736
Income Tax Expense	881	180,598
(Loss)/Income from Discontinued Operations	(583)	313,450
Net Income	$ 72,712	$ 346,993

Basic Earnings Per Common Share:
Income from Continuing Operations	$ 0.47	$ 0.22
Income from Discontinued Operations	-	2.03
Basic Earnings Per Common Share	$ 0.47	$ 2.25

Fully Diluted Earnings Per Common Share:
Income from Continuing Operations	$ 0.47	$ 0.21
Income from Discontinued Operations	-	2.03
Fully Diluted Earnings Per Common Share	$ 0.47	$ 2.24

Basic Common Shares Outstanding (weighted average)	155,028,315	154,115,281
Fully Diluted Common Shares Outstanding (weighted average)	155,591,553	154,667,384

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	At December 31,
(Thousands of Dollars)	2007	2006

ASSETS

Current Assets:
Cash and cash equivalents	$ 15,104	$ 481,911
Special deposits	18,871	48,524
Investments in securitizable assets	308,182	375,655
Receivables, less provision for uncollectible
accounts of $25,529 in 2007 and $22,369 in 2006	401,283	361,201
Unbilled revenues	101,860	88,170
Taxes receivable	13,850	-
Fuel, materials and supplies	210,850	173,882
Marketable securities - current	70,816	67,546
Derivative assets - current	105,517	88,699
Prepayments and other	39,923	45,305
Assets held for sale	-	158
	1,286,256	1,731,051

Property, Plant and Equipment:
Electric utility	7,594,606	7,129,526
Gas utility	977,290	858,961
Other	310,535	299,389
	8,882,431	8,287,876
Less: Accumulated depreciation: $2,483,570 for electric
and gas utility and $178,193 for other in 2007;
$2,440,544 for electric and gas utility and
$174,562 for other in 2006	2,661,763	2,615,106
	6,220,668	5,672,770
Construction work in progress	1,009,277	569,416
	7,229,945	6,242,186

Deferred Debits and Other Assets:
Regulatory assets	2,057,083	2,449,132
Goodwill	287,591	287,591
Prepaid pension	202,512	21,647
Marketable securities - long-term	53,281	50,843
Derivative assets - long-term	298,001	271,755
Other	167,153	249,031
	3,065,621	3,329,999
Total Assets	$ 11,581,822	$ 11,303,236

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	At December 31,
(Thousands of Dollars)	2007	2006

LIABILITIES AND CAPITALIZATION

Current Liabilities:
Notes payable to banks	$ 79,000	$ -
Long-term debt - current portion	154,286	4,877
Accounts payable	598,546	569,940
Accrued taxes	-	364,659
Accrued interest	56,592	53,782
Derivative liabilities - current	71,601	125,781
Other	246,125	244,734
Liabilities of assets held for sale	-	62
	1,206,150	1,363,835

Rate Reduction Bonds	917,436	1,177,158

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,067,490	1,099,433
Accumulated deferred investment tax credits	28,845	32,427
Deferred contractual obligations	222,908	271,528
Regulatory liabilities	851,780	809,324
Derivative liabilities - long-term	208,461	148,557
Accrued postretirement benefits	181,507	203,320
Other	383,611	322,840
	2,944,602	2,887,429
Capitalization:
Long-Term Debt	3,483,599	2,960,435

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 175,924,694 shares issued
and 155,079,770 shares outstanding in 2007 and
175,420,239 shares issued and 154,233,141 shares
outstanding in 2006	879,623	877,101
Capital surplus, paid in	1,465,946	1,449,586
Deferred contribution plan - employee stock
ownership plan	(26,352)	(34,766)
Retained earnings	946,792	862,660
Accumulated other comprehensive income	9,359	4,498
Treasury stock, 19,705,545 shares in 2007
and 19,684,249 shares in 2006	(361,533)	(360,900)
Common Shareholders' Equity	2,913,835	2,798,179
Total Capitalization	6,513,634	5,874,814

Total Liabilities and Capitalization	$ 11,581,822	$ 11,303,236

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

For the Years Ended December 31,	2007	2006	2005
	(Thousands of Dollars)

Operating Activities:
Net income/(loss)	$ 246,483	$ 470,578	$ (253,488)
Adjustments to reconcile to net cash flows
provided by operating activities:
Pre-tax (gains)/losses from sale/disposition of discontinued operations	(2,054)	(504,314)	1,123
Restructuring and impairment charges	(2,304)	(2,282)	67,181
Bad debt expense	29,140	29,366	27,528
Depreciation	265,297	243,822	237,463
Deferred income taxes	6,933	(204,212)	(202,789)
Amortization	40,674	16,292	202,949
Amortization of rate reduction bonds	201,039	188,247	176,356
Amortization of recoverable energy costs	11,715	15,609	39,914
Pension expense, net of capitalized portion	18,143	38,677	42,662
Wholesale contract buyout payments	-	-	(186,531)
Regulatory overrecoveries/(refunds)	37,010	(96,560)	(65,236)
Derivative assets and liabilities	(43,808)	(98,685)	443,351
Deferred contractual obligations	(41,950)	(90,671)	(89,464)
Other non-cash adjustments	(6,766)	22,675	45,112
Other sources of cash	-	10,655	5,528
Other uses of cash	(21,088)	(10,134)	-
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	(65,381)	605,366	(208,519)
Fuel, materials and supplies	(33,727)	16,718	(17,848)
Investments in securitizable assets	33,531	(158,651)	(113,410)
Other current assets	3,878	58,350	46,462
Accounts payable	(49,554)	(399,386)	131,043
Counterparty deposits and margin special deposits	29,505	26,469	(86,229)
Taxes (receivable)/accrued	(392,611)	271,477	156,630
Other current liabilities	(15,670)	(42,332)	41,416
Net cash flows provided by operating activities	248,435	407,074	441,204

Investing Activities:
Investments in property and plant	(1,114,824)	(872,181)	(775,355)
Net proceeds from sales of competitive businesses	-	1,053,099	31,456
Cash payments related to the sale of competitive businesses	(16,648)	(32,359)	-
Proceeds from sales of investment securities	254,832	193,459	137,099
Purchases of investment securities	(261,777)	(193,917)	(142,260)
Rate reduction bond escrow and other deposits	63,722	(50,686)	45,955
Other investing activities	7,229	19,649	3,560
Net cash flows (used in)/provided by investing activities	(1,067,466)	117,064	(699,545)

Financing Activities:
Issuance of common shares	9,056	9,494	450,827
Issuance of long-term debt	655,000	250,000	350,355
Retirements of rate reduction bonds	(259,722)	(173,344)	(195,988)
Increase/(decrease) in short-term debt	79,000	(32,000)	(148,000)
Retirements of long-term debt	(4,877)	(28,843)	(98,056)
Cash dividends on common shares	(120,988)	(112,745)	(87,554)
Other financing activities	(5,245)	(571)	(14,450)
Net cash flows provided by/(used in) financing activities	352,224	(88,009)	257,134
Net (decrease)/increase in cash and cash equivalents	(466,807)	436,129	(1,207)
Cash and cash equivalents - beginning of year	481,911	45,782	46,989
Cash and cash equivalents - end of year	$ 15,104	$ 481,911	$ 45,782

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.